                                                                     Exhibit 4.6


                             REMARKETING AGREEMENT

          REMARKETING AGREEMENT, dated as of March __, 2001 (the "Agreement") by and between Duke Energy Corporation a North Carolina corporation (the "Company"), Duke Capital corporation, a Delaware corporation and wholly owned subsidiary of the Company ("Duke Capital") The Chase Manhattan Bank, a New York banking corporation, not individually but solely as Purchase Contract Agent (the "Purchase Contract Agent") and as attorney-in-fact of the holders of Purchase Contracts (as defined in the Purchase Contract Agreement (as defined herein)), and Morgan Stanley & Co. Incorporated (the "Remarketing Agent").

                                  WITNESSETH:

          WHEREAS, the Company will issue $500,000,000 (or $575,000,000 if the Underwriters' (as defined in the Underwriting Agreement) overallotment option is exercised in full) aggregate Stated Amount of its Equity Units (the "Equity Units") under the Purchase Contract Agreement, dated as of March ___, 2001, by and between the Purchase Contract Agent and the Company (the "Purchase Contract Agreement"); and

          WHEREAS, the Equity Units will initially consist of 20,000,000 (or 23,000,000 if the Underwriters' overallotment option is exercised in full) units referred to as "Corporate Units;" and

          WHEREAS, Duke Capital will issue concurrently in connection with the issuance of the Equity Units $500,000,000 (or $575,000,000 if the Underwriters' overallotment option is exercised in full) aggregate principal amount of ___% Senior Notes due 2006 (the "Senior Notes") of the Company; and

          WHEREAS, the Senior Notes forming a part of the Corporate Units will be pledged pursuant to the Pledge Agreement (the "Pledge Agreement"), dated as of March __, 2001, by and among the Company, Bank One Trust Company, N.A., as collateral agent (the "Collateral Agent") and the Purchase Contract Agent, to secure a Corporate Units holder's obligations under the related Purchase Contract on the Purchase Contract Settlement Date; and

          WHEREAS, the Senior Notes of the Senior Noteholders electing to have their Senior Notes remarketed and of the Corporate Unit holders will be re-marketed by the Remarketing Agent on the third Business Day immediately preced-ing __________, 2004 (the "Initial Remarketing Date"); and

          WHEREAS, in the event of a Failed Initial Remarketing, the Senior Notes of the Senior Noteholders electing to have their Senior Notes remarketed and of the Corporate Unit holders who have elected not to settle the Purchase Contracts related to their Corporate Units by Cash Settlement and who have not early settled their Purchase Contracts will be remarketed by the Remarketing Agent on the third Business Day immediately preceding the Purchase Contract Settlement Date; and

          WHEREAS, in the event of a Successful Initial Remarketing, the applicable interest rate on the Senior Notes will be reset on the Initial Remarketing Date, to the Reset Rate to be determined by the Reset Agent as the rate that such Senior Notes should bear in order for the Applicable Principal Amount of the Senior Notes to have an approximate aggregate market value of 100.5% of the Treasury Portfolio Purchase Price on the Initial Remarketing Date, provided that in the determination of such Reset Rate, the Company and Duke Capital shall, if applicable, limit the Reset Rate to the maximum rate permitted by applicable law; and

          WHEREAS, in the event of a Failed Initial Remarketing, the applicable interest rate on the Senior Notes that remain outstanding on and after the Purchase Contract Settlement Date will be reset on the third Business Day immediately preceding the Purchase Contract Settlement Date, to the Reset Rate to be determined by the Reset Agent as the rate that such Senior Notes should bear in order to have an approximate market value of 100.5% of the aggregate principal amount of the Senior Notes on the third Business Day immediately preceding the Purchase Contract Settlement Date, provided that in the determination of such Reset Rate, the Company and Duke Capital shall, if applicable, limit the Reset Rate to the maximum rate permitted by applicable law; and

          WHEREAS, the Company and Duke Capital have requested Morgan Stanley & Co. Incorporated ("Morgan Stanley") to act as the Reset Agent and as the Remarketing Agent, and as such to perform the services described herein; and

          WHEREAS, Morgan Stanley is willing to act as Reset Agent and Remarketing Agent and as such to perform such duties on the terms and conditions expressly set forth herein;

          NOW, THEREFORE, for and in consideration of the covenants herein made, and subject to the conditions herein set forth, the parties hereto agree as follows:

          Section 1.     Definitions. Capitalized terms used and not defined in
                         -----------
this Agreement, in the recitals hereto or in the paragraph preceding such recitals shall have the meanings assigned to them in the Purchase Contract Agreement or, if not therein defined, the Pledge Agreement.

          Section 2.     Appointment and Obligations of Remarketing Agent.
                         ------------------------------------------------

     (a) The Company and Duke Capital hereby appoint Morgan Stanley and Morgan Stanley hereby accepts such appointment, (i) as the Reset Agent to deter mine in consultation with the Company and Duke Capital, in the manner provided for herein and in the Third Supplemental Indenture (as in effect on the date of this Remarketing Agreement or as amended, provided that any such amendment does not render such indenture inconsistent with the Remarketing Agreement or any Supple mental Remarketing Agreement (as defined below) in respect of the remarketing procedures or adversely affect the Remarketing Agent's rights, unless such amendment is effected with the prior written consent of the Remarketing Agent) with respect to the Senior Notes, (1) the Reset Rate that, in the opinion of the Reset Agent, will, when applied to the Senior Notes, enable the Applicable Principal Amount of the Senior Notes to have an approximate aggregate market value of 100.5% of the Treasury Portfolio Purchase Price as of the Initial Remarketing Date, and (2) in the event of a Failed Initial Remarketing, the Reset Rate that, in the opinion of the Reset Agent, will, when applied to the Senior Notes, enable a Senior Note to have an approximate market value of 100.5% of its principal amount as of the third Business Day preceding the Purchase Contract Settlement Date, provided, in each case, that the Company and Duke Capital, by notice to the Reset Agent prior to the tenth Business Day preceding _____, 2004, in the case of the Initial Remarketing (as defined below), or the Purchase Contract Settlement Date, in the case of the Secondary Remarketing (as defined below), shall, if applicable, limit the Reset Rate so that it does not exceed the maximum rate permitted by applicable law) and (ii) as the exclusive Remarketing Agent (subject to the right of Morgan Stanley to appoint additional remarketing agents hereunder as described below) to (1) remarket the Senior Notes of the Senior Noteholders electing to have their Senior Notes remarketed and of the Corporate Units holders on the Initial Remarketing Date, for settlement on ____________, 2004 and (2) in the case of a Failed Initial Remarketing, remarket the Senior Notes of the Senior Noteholders electing to have their Senior Notes remarketed or of the Corporate Units holders who have not early settled the related Purchase Contracts and have failed to notify the Purchase Contract Agent, on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date, of their intention to settle the related Purchase Contracts through Cash Settlement. In connection with the remarketing contemplated hereby, the Remarketing Agent will enter into a Supplemental Remarketing Agreement (the "Supplemental Remarketing Agreement") with the Company, Duke Capital and the Purchase Contract Agent, which shall either be (i) substantially in the form attached hereto as Exhibit A (with such changes as the Company, Duke Capital and the Remarketing Agent may agree upon, it being understood that changes may be necessary in the provisions of the Supplemental Remarketing Agreement due to changes in law or facts and circumstances or in the event that Morgan Stanley is not the sole remarketing agent, and with such further changes therein as the Remarketing Agent may reasonably request), or
(ii) in such other form as the Remarketing Agent may reasonably request, subject to the approval of the Company and Duke Capital (such approval not to be unreasonably withheld). Anything herein to the contrary notwithstanding, to the extent that the parties hereto are unable to agree on the form or substance of the Supplemental Remarketing Agreement, Morgan Stanley shall not act as Remarketing Agent or Reset Agent hereunder. The Company and Duke Capital agree that Morgan Stanley shall have the right, on 15 Business Days notice to the Company and Duke Capital, to appoint one or more additional remarketing agents so long as any such additional remarketing agents shall be reasonably acceptable to the Company and Duke Capital. Upon any such appointment, the parties shall enter into an appropriate amendment to this Agreement to reflect the addition of any such remarketing agent.

          (b) Pursuant to the Supplemental Remarketing Agreement, the Remarketing Agent, either as sole remarketing agent or as representative of a group of remarketing agents appointed as aforesaid, will agree, subject to the terms and conditions set forth herein and therein, to use its reasonable efforts to (i) remarket, on the Initial Remarketing Date, the Senior Notes that the Purchase Contract Agent and the Custodial Agent shall have notified the Remarketing Agent have been tendered for, or otherwise are to be included in, the Initial Remarketing, at a price per Senior Note such that the aggregate price for the Applicable Principal Amount of the Senior Notes is approximately 100.5% of the Treasury Portfolio Purchase Price and (ii) in the event of a Failed Initial Remarketing, remarket, on the third Business Day immediately preceding the Purchase Contract Settlement Date, the Senior Notes that the Purchase Contract Agent and the Custodial Agent shall have notified the Remarketing Agent have been tendered for, or otherwise are to be included in, the Secondary Remarketing, at a price of approximately 100.5% of the aggregate principal amount of such Senior Notes. Notwithstanding the preceding sentence, the

Remarketing Agent shall not remarket any Senior Notes for a price less than the price (the "Minimum Initial Remarketing Price") necessary for the Applicable Principal Amount of the Senior Notes to have an aggregate price equal to 100% of the Treasury Portfolio Purchase Price, in the case of the Initial Remarketing, or the aggregate principal amount of such Senior Notes, in the case of the Secondary Remarketing. After deducting the fee specified in Section 3 below, the proceeds of such Initial Remarketing or Secondary Remarketing, as the case may be, shall be paid to the Collateral Agent in accordance with Section 4.6 or 6.3 of the Pledge Agreement and Section 5.3A or 5.4 of the Purchase Contract Agreement (each of which Sections are incorporated herein by reference).

          (c) It is understood and agreed that neither the Remarketing Agent nor the Reset Agent shall have any obligation whatsoever to purchase any Senior Notes, whether in the Initial Remarketing, Secondary Remarketing or otherwise, and shall in no way be obligated to provide funds to make payment upon tender of Senior Notes for remarketing or to otherwise expend or risk their own funds or incur or be exposed to financial liability in the performance of their respective duties under this Agreement or the Supplemental Remarketing Agreement, and, without limitation of the foregoing, the Remarketing Agent shall not be deemed an underwriter of the remarketed Senior Notes. The Company and Duke Capital shall not be obligated in any case to provide funds to make payment upon tender of Senior Notes for remarketing.

          (d) The Remarketing Agent agrees to give the notices required by Sections 301(g) and (h) and 302 (h) and (i) of the Third Supplemental Indenture.

          Section 3.     Fees. In the event of a Successful Initial Remarketing,
                         ----
the Remarketing Agent shall retain as a remarketing fee (the "Remarketing Fee") an amount not exceeding 25 basis points (0.25%) of the Minimum Initial Remarketing Price from any amount received in connection with such Initial Remarketing in excess of the Minimum Initial Remarketing Price. In the event of a Successful Secondary Remarketing, the Remarketing Agent shall retain as the Remarketing Fee an amount not exceeding 25 basis points (0.25%), of the principal amount of the remarketed Senior Notes from any amount received in connection with such Secondary Remarketing in excess of the aggregate principal amount of such re marketed Senior Notes. In addition, the Reset Agent shall, in either case, receive from the Company a reasonable and customary fee (the "Reset Agent Fee"); provided, however, that if the Remarketing Agent shall also act as the Reset Agent, then the Reset Agent shall not be entitled to receive any such Reset Agent Fee. Payment of such Reset Agent Fee shall be made by the Company on the Initial

Remarketing Date, in the case of a Successful Initial Remarketing, or on the third Business Day immediately preceding the Purchase Contract Settlement Date, in the case of a Successful Secondary Remarketing, in immediately available funds or, upon the instructions of the Reset Agent, by certified or official bank check or checks or by wire transfer.

          Section 4.     Replacement and Resignation of Remarketing Agent.  (a)
                         ------------------------------------------------
The Company and Duke Capital may at any time in their absolute discretion replace Morgan Stanley as the Remarketing Agent and as the Reset Agent hereunder pursuant to a 45 days' prior written notice to Morgan Stanley, provided, that the Company and Duke Capital must replace Morgan Stanley both as Remarketing Agent and as Reset Agent unless Morgan Stanley shall otherwise agree. Any such replacement shall become effective upon the Company and Duke Capital's appoint ment of a successor to perform the services that would otherwise be performed hereunder by the Remarketing Agent and the Reset Agent. Upon providing such notice, the Company and Duke Capital shall use all reasonable efforts to appoint such a successor and to enter into a remarketing agreement with such successor as soon as reasonably practicable.

          (b) Morgan Stanley may resign at any time and be discharged from its duties and obligations hereunder as the Remarketing Agent and/or as the Reset Agent pursuant to a 45 days' prior written notice to the Company. Any such resignation shall become effective upon the Company and Duke Capital's appointment of a successor to perform the services that would otherwise be performed hereunder by the Remarketing Agent and/or the Reset Agent. Upon receiving notice from the Remarketing Agent and/or the Reset Agent that it wishes to resign hereunder, the Company and Duke Capital shall appoint such a successor and enter into a remarketing agreement with it as soon as reasonably practicable.

          (c) The Company and Duke Capital shall give the Purchase Contract Agent, the Trustee, the Collateral Agent and the Custodial Agent prompt written notice of the appointment of any successor Remarketing Agent and Reset Agent.

          Section 5.     Dealing in the Securities.  Each of the Remarketing
                         -------------------------
Agent and the Reset Agent, when acting hereunder or, in the case of the Remarketing Agent, under the Supplemental Remarketing Agreement, or when acting in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold or deal in any of the Senior Notes, Treasury Units, Corporate Units or any other securities of the Company or Duke Capital. With respect to any Senior Notes,

Treasury Units, Corporate Units or any other securities of the Company or Duke Capital owned by it, each of the Remarketing Agent and the Reset Agent may exercise any vote or join in any action with like effect as if it did not act in any capacity hereunder. Each of the Remarketing Agent and the Reset Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company or Duke Capital as freely as if it did not act in any capacity hereunder.

          Section 6.     Registration Statement and Prospectus.  In connection
                         -------------------------------------
with the Initial Remarketing, if and to the extent required in the opinion of counsel (which need not be a formal written opinion) for each of the Remarketing Agent and the Company and Duke Capital by applicable law, regulations or interpretations in effect at the time of such Initial Remarketing, the Company and Duke Capital (i) shall use their reasonable efforts to have a registration statement relating to the Senior Notes effective under the Securities Act of 1933 prior to the third Business Day immediately preceding _____________, 2004,
(ii) if requested by the Remarketing Agent shall furnish a current preliminary prospectus and, if applicable, a current preliminary prospectus supplement to be used by the Remarketing Agent in the Initial Remarketing not later than seven Business Days prior to ____________, 2004 (or such earlier date as the Remarketing Agent may reasonably request) and in such quantities as the Remarketing Agent may reasonably request, and (iii) shall furnish a current final prospectus and, if applicable, a final prospectus supplement to be used by the Remarketing Agent in the Initial Remarketing not later than the third Business Day immediately preceding ____________, 2004 in such quantities as the Remarketing Agent may reasonably request, and shall pay all expenses relating thereto. In the event of a Failed Initial Remarketing and in connection with the Secondary Remarketing, if and to the extent required in the opinion of counsel (which need not be a formal written opinion) for each of the Remarketing Agent and the Company and Duke Capital by applicable law, regulations or interpretations in effect at the time of such Secondary Remarketing, the Company and Duke Capital (i) shall use their reasonable efforts to have a registration statement relating to the Senior Notes effective under the Securities Act of 1933 prior to the third Business Day immediately preceding the Purchase Contract Settlement Date, (ii) if requested by the Remarketing Agent, shall furnish a current preliminary prospectus and, if applicable, a current preliminary prospectus supplement to be used by the Remarketing Agent in the Secondary Remarketing not later than seven Business Days prior to the Purchase Contract Settlement Date (or such earlier date as the Remarketing Agent may reasonably request) and in such quantities as the Remarketing Agent may reasonably request, and (iii) shall furnish a current final prospectus and, if applicable, a final prospectus supplement to be used by the

Remarketing Agent in the Secondary Remarketing not later than the third Business Day immediately preceding the Purchase Contract Settlement Date in such quantities as the Remarketing Agent may reasonably request, and shall pay all expenses relating thereto. The Company and Duke Capital shall also take all such actions as may (upon advice of counsel to each of the Company and Duke Capital and the Remarketing Agent) be necessary or desirable under state securities or blue sky laws in connection with the Initial Remarketing and the Secondary Remarketing.

          Section 7.     Conditions to the Remarketing Agent's Obligations.  (a)
                         -------------------------------------------------
The obligations of the Remarketing Agent and the Reset Agent under this Agreement and, in the case of the Remarketing Agent, the Supplemental Remarketing Agreement shall be subject to the terms and conditions of this Agreement and the Supplemental Remarketing Agreement, including, without limitation, the following conditions: (i) the Senior Notes tendered for, or otherwise to be included in the Initial Remarketing or Secondary Remarketing, as the case may be, have not been called for redemption, (ii) the Remarketing Agent is able to find a purchaser or purchasers for tendered Senior Notes (1) in the case of the Initial Remarketing, at a price not less than Minimum Initial Remarketing Price, and (2) in the case of the Secondary Remarketing, at a price not less than 100% of the principal amount thereof, (iii) the Purchase Contract Agent, the Collateral Agent, the Custodial Agent, the Company, Duke Capital and the Trustee shall have performed their respective obligations in connection with the Initial Remarketing and, in the event of a Failed Initial Remarketing, in connection with the Secondary Remarketing, in each case pursuant to the Purchase Contract Agreement, the Pledge Agreement, the Indenture, this Agreement and the Supplemental Remarketing Agreement (including, without limitation, giving the Remarketing Agent notice of the Treasury Portfolio Purchase Price no later than 10:00 a.m., New York City time, on the fourth Business Day prior to ____________, 2004, in the case of the Initial Remarketing, and giving the Remarketing Agent notice of the aggregate principal amount, as the case may be, of Senior Notes to be remarketed, no later than 10:00 a.m., New York City time, on the fourth Business Day prior to the Purchase Contract Settlement Date, in the case of the Secondary Remarketing, and, in each case, concurrently delivering the Senior Notes to be remarketed to the Remarketing Agent), (iv) no Event of Default (as defined in the Indenture) shall have occurred and be continuing, (v) the accuracy of the representations and warranties of the Company and Duke Capital included and incorporated by reference in this Agreement and the Supplemental Remarketing Agreement or in certificates of any officer of the Company, Duke Capital or any of their subsidiaries delivered pursuant to the provisions included or incorporated by reference in this Agreement or the Supplemental Remarketing Agreement, (vi) the performance by the Company and Duke Capital of their covenants and other obligations included and incorporated by reference in this Agreement and the Supplemental Remarketing Agreement, and (vii) the satisfaction of the other conditions set forth and incorporated by reference in this Agreement and the Supplemental Remarketing Agreement.

          (b) If at any time during the term of this Agreement, any Event of Default (as defined in the Indenture) has occurred and is continuing under the Indenture, or the occurrence of an Event of Default is imminent, then the obligations and duties of the Remarketing Agent and the Reset Agent under this Agreement and the Supplemental Remarketing Agreement shall be suspended until such default or imminent condition has been cured or eliminated, as the case may be. The Company and Duke Capital will promptly give the Remarketing Agent notice of all defaults and events referred to above of which the Company or Duke Capital is aware.

          Section 8.     Termination of Remarketing Agreement. This Agreement
                         ------------------------------------
shall terminate as to any Remarketing Agent or Reset Agent which is replaced on the effective date of its replacement pursuant to Section 4(a) hereof or pursuant to Section 4(b) hereof. Notwithstanding any such termination, the obligations set forth in Section 3 hereof shall survive and remain in full force and effect until all amounts payable under said Section 3 shall have been paid in full. In addition, each former Remarketing Agent and Reset Agent shall be entitled to the rights and benefits under Section 10 of this Agreement notwithstanding the replacement or resignation of such Remarketing Agent or Reset Agent.

          Section 9.     Remarketing Agent's Performance; Duty of Care. The
                         ---------------------------------------------
duties and obligations of the Remarketing Agent and the Reset Agent shall be determined solely by the express provisions of this Agreement and, in the case of the Remarketing Agent, the Supplemental Remarketing Agreement. No implied covenants or obligations of or against the Remarketing Agent or the Reset Agent shall be read into this Agreement or the Supplemental Remarketing Agreement. In the absence of bad faith on the part of the Remarketing Agent or the Reset Agent, as the case may be, the Remarketing Agent and the Reset Agent each may conclusively rely upon any document furnished to it which purports to conform to the requirements of this Agreement or the Supplemental Remarketing Agreement, as the case may be, as to the truth of the statements expressed therein. Each of the Remarketing Agent and the Reset Agent shall be protected in acting upon any document or communication reasonably believed by it to be signed, presented or made by the proper party or parties. Neither the Remarketing Agent nor the Reset Agent shall have any obligation to determine whether there is any limitation under applicable law on the Reset Rate on the Senior Notes or, if there is any such limitation, the maximum permissible Reset Rate on the Senior Notes, and they shall rely solely upon written notice from the Company and Duke Capital (which the Company and Duke Capital agree to provide prior to the tenth Business Day before __________, 2004, in the case of the Initial Remarketing, and prior to the tenth Business Day before Purchase Contract Settlement Date, in the case of the Secondary Remarketing) as to whether or not there is any such limitation and, if so, the maximum permissible Reset Rate. Neither the Remarketing Agent nor the Reset Agent shall incur any liability under this Agreement or the Supplemental Remarketing Agreement to any beneficial owner or holder of Senior Notes, or other securities, either in its individual capacity or as Remarketing Agent or Reset Agent, as the case may be, for any action or failure to act in connection with the Remarketing or otherwise in connection with the transactions contemplated by this Agreement or the Supplemental Remarketing Agreement. The provisions of this Section 9 shall survive any termination of this Agreement and shall also continue to apply to every Remarketing Agent and Reset Agent notwithstanding their resignation or removal.

          Section 10.    Indemnification and Contribution. (a) The Company and
                         --------------------------------
Duke Capital, jointly and severally, agrees to indemnify and hold harmless the Remarketing Agent, the Reset Agent and their respective directors, officers, employees, agents, affiliates and each person, if any, who controls the Remarketing Agent or the Reset Agent within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act") (the Remarketing Agent, the Reset Agent and each such person or entity being an "Indemnified Party"), as discussed below, provided that any such indemnification shall be payable only in connection with any loss, claim, damage liability or expense which has been incurred or suffered by the relevant Indemnified Party in connection with the Remarketing Agent or the Reset Agent performing its obligations and responsibilities hereunder and any acts incidental thereto:

          (i) from and against any and all losses, claims, damages, liabilities and expenses whatsoever, joint or several, as incurred, to which such Indemnified Party may become subject under any applicable federal or state law, or otherwise, and related to, arising out of, or based on (A) the failure to have an effective Registration Statement (as defined in the Supplemental Remarketing Agreement) under the 1933 Act relating to the Senior Notes, as the case may be, if required, or the failure to satisfy the prospectus delivery requirements of the 1933 Act because the Company or Duke Capital failed to provide the Remarketing Agent with a Prospectus (as defined in the Supplemental Remarketing Agreement) for delivery, or (B) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto (including any information deemed to be a part of the Registration Statement at the time it became effective pursuant to paragraph (b) of Rule 430A under the 1933 Act, if applicable), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (D) any untrue statement or alleged untrue statement of a material fact contained in any other information (whether oral or written) or documents (including, without limitation, any documents incorporated or deemed to be incorporated by reference in any such information or documents) provided by the Company for use in connection with the remarketing of the Senior Notes or any of the transactions related thereto, or (E) any breach by the Company or Duke Capital of any of the representations, warranties or agreements included or incorporated by reference in this Agreement or the Supplemental Remarketing Agreement, or (F) any failure by the Company or Duke Capital to make or consummate the remarketing of the Senior Notes (including, without limitation, any Failed Initial Remarketing or Failed Secondary Remarketing) or the withdrawal, recession, termination, amendment or extension of the terms of such remarketing, or (G) any failure on the part of the Company or Duke Capital to comply, or any breach by the Company of, any of the provisions included or incorporated by reference in this Agreement, the Supplemental Remarketing Agreement, the Purchase Contract Agreement, the Corporate Units, the Treasury Units, the Pledge Agreement, the Indenture or the Senior Notes (collectively, the "Operative Documents") or (H) the remarketing of the Senior Notes, as the case may be, or any other transaction contemplated by any of the Operative Documents, or the engagement of the Remarketing Agent or the Reset Agent pursuant to, or the performance by the Remarketing Agent or the Reset Agent of the respective services contemplated by, this Agreement or the Supplemental Remarketing Agreement, whether or not the Initial Remarketing or the Secondary Remarketing or the reset of the interest rate on the Senior Notes as contemplated herein actually occur;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever related to, or based on any untrue statement or omission on any alleged untrue statement or omission described in clause (i) above if such settlement is effected with the written consent of the Company and Duke Capital; and

             (iii) against any and all expense whatsoever, reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever related to, based on any untrue statement or omission on any alleged untrue statement or omission described in clause (i) above, to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, however, that the Company and Duke Capital shall not be liable under clause (i) with respect to any claim made against any Indemnified Party or Parties unless the Company and Duke Capital shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Company and Duke Capital shall not relieve it from any liability which it may have otherwise than on account of this Section 10. The Company and Duke Capital shall be entitled to participate at their own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense shall be conducted by counsel chosen by it and approved by the Indemnified Party or Parties or, defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Indemnified Party shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Company and Duke Capital and such Indemnified Party shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Company and Duke Capital and such Indemnified Party shall have been advised by such counsel that a conflict of interest between the Company and Duke Capital and such Indemnified Party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the Indemnified Party (it being understood, however, that the Company and Duke Capital shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Indemnified Parties).

       (b) The Remarketing Agent agrees that it will indemnify and hold harmless the Company and Duke Capital, their directors and each of the officers of the Company and Duke Capital who signed the respective Registration Statements and each Person, if any, who controls the Company and Duke Capital within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in the Registration Statements (or any amendment thereto) or any Preliminary Prospectus, such prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company and Duke Capital by the Remarketing Agent expressly for use in the Registration Statements (or any amendment thereto), such Preliminary Prospectus, such prospectus or the Prospectus (or any amendment or supplement thereto). In case any action shall be brought against the Company and Duke Capital or any Person so indemnified based on the Registration Statements (or any amendment thereto) or such Preliminary Prospectus, such prospectus or the Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against the Remarketing Agent, shall have the rights and duties given to the Company and Duke Capital, and the Company and Duke Capital and each Person so indemnified shall have the rights and duties given to the Indemnified Parties, by the provisions of subsection (a) of this Section.

          (c) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Duke Capital on the one hand and the Remarketing Agent on the other from the Remarketing offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Duke Capital on the one hand and the Remarketing Agent on the other in connection with the statements or omissions which resulted in such losses, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equity considerations. The relative benefits received by the Company and Duke Capital on the one hand and the Remarketing Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the remarketing (before deducting expenses) received by Duke Capital bear to the total compensation received by the Remarketing Agent in respect of the Remarketing. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Duke Capital on the one hand or the Remarketing Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Duke Capital and the Remarketing Agent agree that it would not be just and equitable if contributions pursuant to this section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this section. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the aggregate stated amount of the Senior Notes which were remarketed exceeds the amount of any damages which the Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) Anything herein or in the Supplemental Remarketing Agreement to the contrary notwithstanding, the provisions of this Section 10, and the rights of the Remarketing Agent, the Reset Agent and the other Indemnified Parties hereunder, shall be in addition to, and not in limitation of, any rights or benefits (including, without limitation, rights to indemnification or contribution) which the Remarketing Agent, the Reset Agent or any other Indemnified Party may have under any other instrument or agreement.

          Section 11.    Governing Law.  This Agreement shall be governed by and
                         -------------
construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

          Section 12.    Term of Agreement.  (a)  Unless otherwise terminated in
                         -----------------
accordance with the provisions hereof and except as otherwise provided herein, this Agreement shall remain in full force and effect from the date hereof until the first day thereafter on which no Senior Notes are outstanding, or, if earlier, the Business Day immediately following ___________, 2004, in the case of a Successful Initial Remarketing, or the Business Day immediately following the Purchase Contract Settlement Date, in the case of a Successful Secondary Remarketing. Anything herein to the contrary notwithstanding, the provisions of the last sentence of Section 8 hereof and the provisions of Sections 3, 9, 10 and 12(b) hereof shall survive any termination of this Agreement and remain in full force and effect.

          (b) All representations and warranties included or incorporated by reference in this Agreement, or the Supplemental Remarketing Agreement, or contained in certificates of officers of the Company or Duke Capital submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Remarketing Agent, the Reset Agent or any of their controlling persons, or by or on behalf of the Company, Duke Capital or the Purchase Contract Agent, and shall survive the remarketing of the Senior Notes.

          Section 13.    Successors and Assigns.  The rights and obligations of
                         ----------------------
the Company, Duke Capital and the Purchase Contract Agent (both in its capacity as Purchase Contract Agent and as attorney-in-fact) hereunder may not be assigned or delegated to any other person without the prior written consent of the Remarketing Agent and the Reset Agent, except, with respect to the Purchase Contract Agent, in connection with the appointment of a successor thereto pursuant to the Purchase Contract Agreement. The rights and obligations of the Remarketing Agent and the Reset Agent hereunder may not be assigned or delegated to any other person without the prior written consent of the Company and Duke Capital, except that the Remarketing Agent shall have the right to appoint additional remarketing agents as provided herein. This Agreement shall inure to the benefit of and be binding upon the Company, Duke Capital, the Purchase Contract Agent, the Remarketing Agent and the Reset Agent and their respective successors and assigns and the other Indemnified Parties (as defined in Section 10 hereof) and the successors, assigns, heirs and legal representatives of the Indemnified Parties. The terms "successors" and "assigns" shall not include any purchaser of Securities or Senior Notes merely because of such purchase.

          Section 14.    Headings.  Section headings have been inserted in this
                         --------
Agreement and the Supplemental Remarketing Agreement as a matter of convenience of reference only, and it is agreed that such section headings are not a part of this Agreement or the Supplemental Remarketing Agreement and will not be used in the interpretation of any provision of this Agreement or the Supplemental Remarketing Agreement.

          Section 15.    Severability.  If any provision of this Agreement or
                         ------------
the Supplemental Remarketing Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provisions of any constitution, statute, rule or public policy or for any other reason, then, to the extent permitted by law, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstances or jurisdiction, or of rendering any other provision or provisions of this Agreement or the Supplemental Remarketing Agreement, as the case may be, invalid, inoperative or unenforceable to any extent whatsoever.

          Section 16.    Counterparts.  This Agreement and the Supplemental
                         ------------
Remarketing Agreement may be executed in counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

          Section 17.    Amendments.  This Agreement and the Supplemental
                         ----------
Remarketing Agreement may be amended by any instrument in writing signed by the parties hereto. The Company, Duke Capital and the Purchase Contract Agent agree that they will not enter into, cause or permit any amendment or modification of the Purchase Contract Agreement, the Third Supplemental Indenture, the Pledge Agreement, the Senior Notes, the Equity Units or any other instruments or agreements relating to the Senior Notes or the Equity Units which would materially and adversely affect the rights, duties or obligations of the Remarketing Agent or the Reset Agent without the prior written consent of the Remarketing Agent or the Reset Agent, as the case may be.

          Section 18.    Notices.  Unless otherwise specified, any notices,
                         -------
requests, consents or other communications given or made hereunder or pursuant hereto shall be made in writing or transmitted by any standard form of telecommunication, including telephone or telecopy, and confirmed in writing. All written notices and confirmations of notices by telecommunication shall be deemed to have been validly given or made when delivered or mailed, registered or certified mail, return receipt requested and postage prepaid. All such notices, requests, consents or other communications shall be addressed as follows: if to the Company or Duke Capital, to Duke Energy Corporation, 526 South Church Street, Charlotte,

North Carolina 28202, Attention: Chief Financial Officer, with a copy to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, NY 10019, Attention: John Spuches; if to the Remarketing Agent or Reset Agent, to Morgan Stanley, 1585 Broadway, New York, NY 10036, Attention: _________, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036,
Attention: John W. Osborn; and if to the Purchase Contract Agent, to The Chase Manhattan Bank, 450 West 33rd Street, New York, NY 10001, Attention:
Institutional Trust Services, or to such other address as any of the above shall specify to the other in writing.

          Section 19.    Information.  The Company and Duke Capital agree to
                         -----------
furnish the Remarketing Agent and the Reset Agent with such information and documents as the Remarketing Agent or the Reset Agent may reasonably request in connection with the transactions contemplated by this Remarketing Agreement and the Supplemental Remarketing Agreement, and make reasonably available to the Remarketing Agent, the Reset Agent and any accountant, attorney or other advisor retained by the Remarketing Agent or the Reset Agent such information that parties would customarily require in connection with a due diligence investigation conducted in accordance with applicable securities laws and cause the Company's and Duke Capital's officers, directors, employees and accountants to participate in all such discussions and to supply all such information reasonably requested by any such person in connection with such investigation.

          IN WITNESS WHEREOF, each of the Company, Duke Capital, the Purchase Contract Agent and the Remarketing Agent has caused this Agreement to be executed in its name and on its behalf by one of its duly authorized signatories as of the date first above written.

                                             DUKE ENERGY CORPORATION



                                             By: ____________________________
                                                Name:
                                                Title:


                                             DUKE CAPITAL CORPORATION



                                             By: ____________________________
                                             Name:
                                             Title:

CONFIRMED AND ACCEPTED:

MORGAN STANLEY & CO.
INCORPORATED


By: ____________________________________
    Authorized Signatory


THE CHASE MANHATTAN BANK
not individually but solely as Purchase Contract
Agent and as attorney-in-fact for the holders of the Purchase Contracts


By: ____________________________________
     Name:
     Title:

                                                                    Exhibit A to
                                                           Remarketing Agreement
                                                           ---------------------


                  Form of Supplemental Remarketing Agreement

     Supplemental Remarketing Agreement dated _____________, ____ among Duke Energy Corporation, a North Carolina corporation (the "Company"), Duke Capital Corporation, a Delaware corporation and wholly owned subsidiary of the Company ("Duke Capital"), Morgan Stanley & Co. Incorporated (the "Remarketing Agent"), and The Chase Manhattan Bank, as Purchase Contract Agent and attorney-in-fact for the Holders of the Purchase Contracts (as such terms are defined in the Purchase Contract Agreement referred to in Schedule I hereto)

     NOW, THEREFORE, for and in consideration of the covenants herein made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.   Capitalized terms used and not defined in this
          -----------
Agreement shall have the meanings assigned to them in the Remarketing Agreement dated as of March __, 2001 (the "Remarketing Agreement") among the Company, Duke Capital, the Purchase Contract Agent and Morgan Stanley & Co. Incorporated or, if not defined in the Remarketing Agreement, the meanings assigned to them in the Purchase Contract Agreement (as defined in Schedule I hereto).

     2.   Registration Statement and Prospectus.    Duke Capital has filed with
          -------------------------------------
the Securities and Exchange Commission, and there has become effective, a registration statement on Form S-3, including a prospectus, relating to the Securities (as such term is defined on Schedule I hereto). Such Registration Statement, as amended, and including the information deemed to be a part thereof pursuant to Rule 430A under the Securities Act of 1933, as amended (the "1933 Act"), and the documents incorporated or deemed to be incorporated by reference therein, are hereinafter called, collectively, the "Registration Statement";
the related preliminary prospectus dated March 2, 2001, including the documents incorporated or deemed to be incorporated by reference therein, [and preliminary prospectus supplemented dated __________] are hereinafter called, [collectively] the "preliminary prospectus";] and the related prospectus dated ______________, including the documents incorporated or deemed to be incorporated by reference therein, [and prospectus supplement dated _______________] are hereinafter called, [collectively,] the "Prospectus." The Company and Duke Capital have provided copies of the Registration Statement

[, the preliminary prospectus] and the Prospectus to the Remarketing Agent, and hereby consents to the use of the [preliminary prospectus] and the Prospectus in connection with the remarketing of the Securities. [In the event that a Registration Statement is not required, insert the following: The Company and Duke Capital have provided to the Remarketing Agent, for use in connection with remarketing of the Securities (as such term is defined on Schedule I hereto), a [preliminary remarketing memorandum and] remarketing memorandum and [describe other materials, if any]. Such remarketing memorandum (including the documents incorporated or deemed to be incorporated by reference therein, [and] [describe other materials] are hereinafter called, collectively, the "Prospectus," [and such preliminary marketing memorandum (including the documents incorporated or deemed to be incorporated by reference therein) is hereinafter called a "preliminary prospectus")]. The Company and Duke Capital hereby consent to the use of the Prospectus [and the preliminary prospectus] in connection with the remarketing of the Securities]. All references in this Agreement to amendments or supplements to the Registration Statement [, the preliminary prospectus] or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated or deemed to be incorporated by reference in the Registration Statement [, the preliminary prospectus] or the Prospectus, as the case may be.

     3.   Provisions Incorporated by Reference.
          ------------------------------------

          (a) Subject to Section 3(b) hereof, the provisions of the Underwriting Agreement (other than Section 1, Section 3, Section 4, Section 5, Section 8 and
Section 9 thereof) are incorporated herein by reference, mutatis mutandis, and the Company and Duke Capital hereby make the representations and warranties, and agrees to comply with the covenants and obligations, set forth in the provisions of the Underwriting Agreement incorporated by reference herein, as modified by the provisions of Section 3(b) hereof.

          (b) With respect to the provisions of the Underwriting Agreement incorporated herein, for the purposes hereof, (i) all references therein to the "Underwriter" or "Underwriters" shall be deemed to refer to the Remarketing Agent and all references to the "Representative" or the "Representatives" shall be deemed to refer to Morgan Stanley & Co. Incorporated ("Morgan Stanley"); (ii) all references therein to the "Units" or "Firm Units" shall be deemed to refer to the Securities as defined herein; (iii) all references therein to the "Time of Delivery" shall be deemed to refer to the Remarketing Closing Date specified in Schedule I hereto; (iv) all references therein to the "Registration Statement", the "Preliminary Prospectus" or the "final prospectus" shall be deemed to refer to the Registration Statement [,the preliminary prospectus] and the Prospectus, respectively, as defined herein; (v) all references therein to this "Agreement," the "Underwriting Agreement," "hereof," "herein" and all references of similar import, shall be deemed to mean and refer to this Supplemental Remarketing Agreement; (vi) all references therein to "the date hereof," "the date of this Agreement" and all similar references shall be deemed to refer to the date of this Supplemental Remarketing Agreement; (vii) all references therein to any "settlement date" shall be disregarded; and (viii) [other changes].]

     4.   Remarketing.     Subject to the terms and conditions and in reliance
          -----------
upon the representations and warranties herein set forth or incorporated by reference herein and in the Remarketing Agreement, the Remarketing Agent agrees to use its reasonable efforts to remarket, in the manner set forth in Section 2(b) of the Remarketing Agreement, the aggregate principal amount, as the case may be, of Securities set forth in Schedule I hereto at a purchase price not less than 100% of the [Minimum Initial Remarketing Price] [aggregate principal amount of the Securities]. In connection therewith, the registered holder or holders thereof agree, in the manner specified in Section 5 hereof, to pay to the Remarketing Agent a Remarketing Fee equal to an amount not exceeding 25 basis points (0.25%) of [the Minimum Initial Remarketing Price] [such aggregate principal amount,] payable by deduction from any amount received in connection from such [Initial][Secondary] Remarketing in excess of the [Minimum Initial Remarketing Price] [aggregate principal amount of the Securities]. Pursuant to the Third Supplemental Indenture, right of each holder of Securities to have Securities tendered for purchase shall be limited to the extent set forth in the last sentence of Section 2(b) of the Remarketing Agreement (which is incorporated by reference herein). As more fully provided in Section 2(c) of the Remarketing Agreement (which is incorporated by reference herein), the Remarketing Agent is not obligated to purchase any Securities in the remarketing or otherwise, and neither the Company nor the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of Securities for remarketing.

     5.   Delivery and Payment.    Delivery of payment for the remarketed
          --------------------
Securities by the purchasers thereof identified by the Remarketing Agent and payment of the Remarketing Fee shall be made on the Remarketing Closing Date at the location and time specified in Schedule I hereto (or such later date not later than five Business Days after such date as the Remarketing Agent shall designate), which date and time may be postponed by agreement between the Remarketing Agent and the Company and Duke Capital. Delivery of the remarketed Securities and payment of the Remarketing Fee shall be made to the Remarketing Agent against payment by the respective purchasers of the remarketed Securities of the consideration therefor as specified herein, which consideration shall be paid to the Collateral Agent for the account of the persons entitled thereto by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in immediately available funds or in immediately available funds by wire transfer to an account or accounts designated by the Collateral Agent.

     If the Securities are not represented by a Global Security held by or on behalf of The Depository Trust Company, certificates for the Securities shall be registered in such names and denominations as the Remarketing Agent may request not less than one full Business Day in advance of the Remarketing Closing Date, and the Company, Duke Capital, the Collateral Agent and the registered holder or holders thereof agree to have such certificates available for inspection, packaging and checking by the Remarketing Agent in New York, New York not later than 1:00 p.m. on the Business Day prior to the Remarketing Closing Date.

     6.   Notices.     Unless otherwise specified, any notices, requests,
          -------
consents or other communications given or made hereunder or pursuant hereto shall be made in writing or transmitted by any standard form of telecommunication, including telephone or telecopy, and confirmed in writing. All written notices and confirmations of notices by telecommunication shall be deemed to have been validly given or made when delivered or mailed, by registered or certified mail, return receipt requested and postage prepaid. All such notices, requests, consents or other communications shall be addressed as follows: if to the Company or Duke Capital, to 526 South Church Street, Charlotte, North Carolina 28202, Attention: Chief Financial Officer, with a copy to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, NY 10019,
Attention: John Spuches; if to the Remarketing Agent, to Morgan Stanley & Co. Incorporated, at 1585 Broadway, New York, NY 10036, Attention: __________; with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036, Attention: John W. Osborn; and if to the Purchase Contract Agent, to The Chase Manhattan Bank, 450 West 33rd Street, New York, NY 10001, Attention:
Institutional Trust Services, or to such other address as any of the above shall specify to the other in writing.

     7.   Conditions to Obligations of Remarketing Agent.  Anything herein to
          ----------------------------------------------
the contrary notwithstanding, the parties hereto agree that the obligations of the Remarketing Agent under this Agreement and the Remarketing Agreement are subject to the satisfaction of the conditions set forth in Section 7 of the Remarketing Agreement (which are incorporated herein by reference), and to the satisfaction, on the Remarketing Closing Date, of the conditions incorporated by reference herein from Section 7 of the Underwriting Agreement as modified by Section 3(b) hereof (including, without limitation, the delivery of opinions of counsel, officers' certificates and accountants' comfort letters as reasonably requested by the Remarketing Agent and in form and substance reasonably satisfactory to the Remarketing Agent, the accuracy as of the Remarketing Closing Date of the representations and warranties of the Company and Duke Capital included and incorporated by reference herein and the performance by the Company and Duke Capital of their obligations under the Remarketing Agreement and this Agreement as and when required hereby and thereby). In addition, anything herein or in the Remarketing Agreement to the contrary notwithstanding, the Remarketing Agreement and this Agreement may be terminated by the Remarketing Agent, by notice to the Company and Duke Capital at any time prior to the time of settlement on the Remarketing Closing Date, if any of the events or conditions set forth in
Section 7(h) of the Underwriting Agreement, as modified by Section 3(b) hereof, shall have occurred or shall exist.

     8.   Indemnity and Contribution.  Anything herein to the contrary
          --------------------------
notwithstanding, the Remarketing Agent shall be entitled to indemnity and contribution on the terms and conditions set forth in the Remarketing Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Remarketing Agent.

                                   Very truly yours,

                                   DUKE ENERGY CORPORATION


                                   By:_____________________________________
                                      Name:
                                      Title:


                                   DUKE CAPITAL CORPORATION


                                   By:_____________________________________
                                      Name:
                                      Title:

CONFIRMED AND ACCEPTED:
MORGAN STANLEY & CO. INCORPORATED

By: ____________________________
    Authorized Signatory

[Add other Remarketing Agents, if any]


THE CHASE MANHATTAN BANK
not individually but solely as Purchase Contract
Agent and as attorney-in-fact for the holders of the Purchase Contracts

By :____________________________
    Name:
    Title:

                                  SCHEDULE I


Securities subject to the remarketing: ___% Senior Notes due 2006 of Duke Capital (the "Securities").

Purchase Contract Agreement, dated as of March __, 2001
     (the "Purchase Contract Agreement") by and between Duke Energy Corporation, a North Carolina corporation, and The Chase Manhattan Bank, a New York banking corporation.

Pledge Agreement dated as of March __, 2001 (the "Pledge Agreement") by and between Duke Energy Corporation, a North Carolina corporation, Bank One Trust Company, a national banking association, and The Chase Manhattan Bank.

Indenture dated as of April 1, 1998 (the "Senior Indenture") by and between Duke
     Capital Corporation, a Delaware corporation, and The Chase Manhattan Bank, a New York banking corporation, as trustee.

Third Supplemental Indenture, dated as of March __, 2001
     (the "Third Supplemental Indenture" and, together with the Senior Indenture, the "Indenture") by and between Duke Capital Corporation, a Delaware corporation, and The Chase Manhattan Bank, a New York banking corporation, as trustee.

[Minimum Initial Remarketing Price]
[Aggregate Principal Amount of Securities:  $ ____________]

Underwriting Agreement, dated March __, 2001 (the "Underwriting Agreement") among Duke Energy Corporation, Duke Capital Corporation, Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America Securities LLC, Credit Suisse First Boston Corporation and J. P. Morgan Securities Inc.

Remarketing Closing Date, Time and Location:

                             REMARKETING AGREEMENT


          REMARKETING AGREEMENT, dated as of March __, 2001 (the "Agreement") by and between Duke Energy Corporation a North Carolina corpora tion (the "Company"), Duke Capital corporation, a Delaware corporation and wholly owned subsidiary of the Company ("Duke Capital") The Chase Manhattan Bank, a New York banking corporation, not individually but solely as Purchase Contract Agent (the "Purchase Contract Agent") and as attorney-in-fact of the holders of Purchase Contracts (as defined in the Purchase Contract Agreement (as defined herein)), and Morgan Stanley & Co. Incorporated (the "Remarketing Agent").

                                  WITNESSETH:

          WHEREAS, the Company will issue $500,000,000 (or $575,000,000 if the Underwriters' (as defined in the Underwriting Agreement) overallotment option is exercised in full) aggregate Stated Amount of its Equity Units (the "Equity Units") under the Purchase Contract Agreement, dated as of March , 2001, by and between the Purchase Contract Agent and the Company (the "Purchase Contract Agreement"); and

          WHEREAS, the Equity Units will initially consist of 20,000,000 (or 23,000,000 if the Underwriters' overallotment option is exercised in full) units referred to as "Corporate Units;" and

          WHEREAS, Duke Capital will issue concurrently in connection with the issuance of the Equity Units $500,000,000 (or $575,000,000 if the Underwriters' overallotment option is exercised in full) aggregate principal amount of ___% Senior Notes due 2006 (the "Senior Notes") of the Company; and

          WHEREAS, the Senior Notes forming a part of the Corporate Units will be pledged pursuant to the Pledge Agreement (the "Pledge Agreement"), dated as of March __, 2001, by and among the Company, Bank One Trust Company, N.A., as collateral agent (the "Collateral Agent") and the Purchase Contract Agent, to secure a Corporate Units holder's obligations under the related Purchase Contract on the Purchase Contract Settlement Date; and

          WHEREAS, the Senior Notes of the Senior Noteholders electing to have their Senior Notes remarketed and of the Corporate Unit holders will be re marketed by the Remarketing Agent on the third Business Day immediately preced ing __________, 2004 (the "Initial Remarketing Date"); and

          WHEREAS, in the event of a Failed Initial Remarketing, the Senior Notes of the Senior Noteholders electing to have their Senior Notes remarketed and of the Corporate Unit holders who have elected not to settle the Purchase Contracts related to their Corporate Units by Cash Settlement and who have not early settled their Purchase Contracts will be remarketed by the Remarketing Agent on the third Business Day immediately preceding the Purchase Contract Settlement Date; and

          WHEREAS, in the event of a Successful Initial Remarketing, the applicable interest rate on the Senior Notes will be reset on the Initial Remarketing Date, to the Reset Rate to be determined by the Reset Agent as the rate that such Senior Notes should bear in order for the Applicable Principal Amount of the Senior Notes to have an approximate aggregate market value of 100.5% of the Treasury Portfolio Purchase Price on the Initial Remarketing Date, provided that in the determination of such Reset Rate, the Company and Duke Capital shall, if applicable, limit the Reset Rate to the maximum rate permitted by applicable law; and

          WHEREAS, in the event of a Failed Initial Remarketing, the applicable interest rate on the Senior Notes that remain outstanding on and after the Purchase Contract Settlement Date will be reset on the third Business Day immediately preceding the Purchase Contract Settlement Date, to the Reset Rate to be determined by the Reset Agent as the rate that such Senior Notes should bear in order to have an approximate market value of 100.5% of the aggregate principal amount of the Senior Notes on the third Business Day immediately preceding the Purchase Contract Settlement Date, provided that in the determination of such Reset Rate, the Company and Duke Capital shall, if applicable, limit the Reset Rate to the maximum rate permitted by applicable law; and

          WHEREAS, the Company and Duke Capital have requested Morgan Stanley & Co. Incorporated ("Morgan Stanley") to act as the Reset Agent and as the Remarketing Agent, and as such to perform the services described herein; and

          WHEREAS, Morgan Stanley is willing to act as Reset Agent and Remarketing Agent and as such to perform such duties on the terms and conditions expressly set forth herein;

          NOW, THEREFORE, for and in consideration of the covenants herein made, and subject to the conditions herein set forth, the parties hereto agree as follows:

          Section 1.     Definitions.  Capitalized terms used and not defined in
                         -----------
this Agreement, in the recitals hereto or in the paragraph preceding such recitals shall have the meanings assigned to them in the Purchase Contract Agreement or, if not therein defined, the Pledge Agreement.

          Section 2.     Appointment and Obligations of Remarketing Agent.
                         ------------------------------------------------

     (a) The Company and Duke Capital hereby appoint Morgan Stanley and Morgan Stanley hereby accepts such appointment, (i) as the Reset Agent to deter mine in consultation with the Company and Duke Capital, in the manner provided for herein and in the Third Supplemental Indenture (as in effect on the date of this Remarketing Agreement or as amended, provided that any such amendment does not render such indenture inconsistent with the Remarketing Agreement or any Supple mental Remarketing Agreement (as defined below) in respect of the remarketing procedures or adversely affects the Remarketing Agent's rights, unless such amend ment is effected with the prior written consent of the Remarketing Agent) with re spect to the Senior Notes, (1) the Reset Rate that, in the opinion of the Reset Agent, will, when applied to the Senior Notes, enable the Applicable Principal Amount of the Senior Notes to have an approximate aggregate market value of 100.5% of the Treasury Portfolio Purchase Price as of the Initial Remarketing Date, and (2) in the event of a Failed Initial Remarketing, the Reset Rate that, in the opinion of the Reset Agent, will, when applied to the Senior Notes, enable a Senior Note to have an approximate market value of 100.5% of its principal amount as of the third Business Day preceding the Purchase Contract Settlement Date, provided, in each case, that the Company and Duke Capital, by notice to the Reset Agent prior to the tenth Business Day preceding _____, 2004, in the case of the Initial Remarketing (as defined below), or the Purchase Contract Settlement Date, in the case of the Second ary Remarketing (as defined below), shall, if applicable, limit the Reset Rate so that it does not exceed the maximum rate permitted by applicable law) and (ii) as the exclusive Remarketing Agent (subject to the right of Morgan Stanley to appoint additional remarketing agents hereunder as described below) to (1) remarket the Senior Notes of the Senior Noteholders electing to have their Senior Notes remarketed and of the Corporate Units holders on the Initial Remarketing Date, for settlement on ____________, 2004 and (2) in the case of a Failed Initial Remarketing, remarket the Senior Notes of the Senior Noteholders electing to have their Senior Notes remarketed or of the Corporate Units holders who have not early settled the related Purchase Contracts and have failed to notify the Purchase Contract Agent, on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date, of their intention to settle the related Purchase Contracts through Cash Settlement. In connection with the remarketing contemplated hereby, the Remarketing Agent will enter into a Supplemental Remarketing Agreement (the "Supplemental Remarketing Agreement") with the Company, Duke Capital and the Purchase Contract Agent, which shall either be (i) substantially in the form attached hereto as Exhibit A (with such changes as the Company, Duke Capital and the Remarketing Agent may agree upon, it being understood that changes may be necessary in the provisions of the Supplemental Remarketing Agreement due to changes in law or facts and circumstances or in the event that Morgan Stanley is not the sole remarketing agent, and with such further changes therein as the Remarketing Agent may reasonably request), or
(ii) in such other form as the Remarketing Agent may reasonably request, subject to the approval of the Company and Duke Capital (such approval not to be unreasonably withheld). Anything herein to the contrary notwithstanding, to the extent that the parties hereto are unable to agree on the form or substance of the Supplemental Remarketing Agreement, Morgan Stanley shall not act as Remarketing Agent or Reset Agent hereunder. The Company and Duke Capital agree that Morgan Stanley shall have the right, on 15 Business Days notice to the Company and Duke Capital, to appoint one or more additional remarketing agents so long as any such additional remarketing agents shall be reasonably acceptable to the Company and Duke Capital. Upon any such appointment, the parties shall enter into an appropriate amendment to this Agreement to reflect the addition of any such remarketing agent.

          (b) Pursuant to the Supplemental Remarketing Agreement, the Remarketing Agent, either as sole remarketing agent or as representative of a group of remarketing agents appointed as aforesaid, will agree, subject to the terms and conditions set forth herein and therein, to use its reasonable efforts to (i) remarket, on the Initial Remarketing Date, the Senior Notes that the Purchase Contract Agent and the Custodial Agent shall have notified the Remarketing Agent have been tendered for, or otherwise are to be included in, the Initial Remarketing, at a price per Senior Note such that the aggregate price for the Applicable Principal Amount of the Senior Notes is approximately 100.5% of the Treasury Portfolio Purchase Price and (ii) in the event of a Failed Initial Remarketing, remarket, on the third Business Day immediately preceding the Purchase Contract Settlement Date, the Senior Notes that the Purchase Contract Agent and the Custodial Agent shall have notified the Remarketing Agent have been tendered for, or otherwise are to be included in, the Secondary Remarketing, at a price of approximately 100.5% of the aggregate principal amount of such Senior Notes. Notwithstanding the preceding sentence, the

Remarketing Agent shall not remarket any Senior Notes for a price less than the price (the "Minimum Initial Remarketing Price") necessary for the Applicable Principal Amount of the Senior Notes to have an aggregate price equal to 100% of the Treasury Portfolio Purchase Price, in the case of the Initial Remarketing, or the aggregate principal amount of such Senior Notes, in the case of the Secondary Remarketing. After deducting the fee specified in Section 3 below, the proceeds of such Initial Remarketing or Secondary Remarketing, as the case may be, shall be paid to the Collateral Agent in accordance with Section 4.6 or 6.3 of the Pledge Agreement and Section 5.3A or 5.4 of the Purchase Contract Agreement (each of which Sections are incorporated herein by reference).

          (c) It is understood and agreed that neither the Remarketing Agent nor the Reset Agent shall have any obligation whatsoever to purchase any Senior Notes, whether in the Initial Remarketing, Secondary Remarketing or otherwise, and shall in no way be obligated to provide funds to make payment upon tender of Senior Notes for remarketing or to otherwise expend or risk their own funds or incur or be exposed to financial liability in the performance of their respective duties under this Agreement or the Supplemental Remarketing Agreement, and, without limitation of the foregoing, the Remarketing Agent shall not be deemed an underwriter of the remarketed Senior Notes. The Company and Duke Capital shall not be obligated in any case to provide funds to make payment upon tender of Senior Notes for remarketing.

          (d) The Remarketing Agent agrees to give the notices required by Sections 301(g) and (h) and 302 (h) and (i) of the Third Supplemental Indenture.

          Section 3.  Fees. In the event of a Successful Initial Remarketing,
                      ----
the Remarketing Agent shall retain as a remarketing fee (the "Remarketing Fee") an amount not exceeding 25 basis points (0.25%) of the Minimum Initial Remarketing Price from any amount received in connection with such Initial Remarketing in excess of the Minimum Initial Remarketing Price. In the event of a Successful Secondary Remarketing, the Remarketing Agent shall retain as the Remarketing Fee an amount not exceeding 25 basis points (0.25%), of the principal amount of the remarketed Senior Notes from any amount received in connection with such Secondary Remarketing in excess of the aggregate principal amount of such re marketed Senior Notes. In addition, the Reset Agent shall, in either case, receive from the Company a reasonable and customary fee (the "Reset Agent Fee"); provided, however, that if the Remarketing Agent shall also act as the Reset Agent, then the Reset Agent shall not be entitled to receive any such Reset Agent Fee. Payment of such Reset Agent Fee shall be made by the Company on the Initial

Remarketing Date, in the case of a Successful Initial Remarketing, or on the third Business Day immediately preceding the Purchase Contract Settlement Date, in the case of a Successful Secondary Remarketing, in immediately available funds or, upon the instructions of the Reset Agent, by certified or official bank check or checks or by wire transfer.

          Section 4.  Replacement and Resignation of Remarketing Agent. (a) The
                      ------------------------------------------------
Company and Duke Capital may at any time in their absolute discretion replace Morgan Stanley as the Remarketing Agent and as the Reset Agent hereunder pursuant to a 45 days' prior written notice to Morgan Stanley, provided, that the Company and Duke Capital must replace Morgan Stanley both as Remarketing Agent and as Reset Agent unless Morgan Stanley shall otherwise agree. Any such replacement shall become effective upon the Company and Duke Capital's appoint ment of a successor to perform the services that would otherwise be performed hereunder by the Remarketing Agent and the Reset Agent. Upon providing such notice, the Company and Duke Capital shall use all reasonable efforts to appoint such a successor and to enter into a remarketing agreement with such successor as soon as reasonably practicable.

          (b) Morgan Stanley may resign at any time and be discharged from its duties and obligations hereunder as the Remarketing Agent and/or as the Reset Agent pursuant to a 45 days' prior written notice to the Company. Any such resignation shall become effective upon the Company and Duke Capital's appointment of a successor to perform the services that would otherwise be performed hereunder by the Remarketing Agent and/or the Reset Agent. Upon receiving notice from the Remarketing Agent and/or the Reset Agent that it wishes to resign hereunder, the Company and Duke Capital shall appoint such a successor and enter into a remarketing agreement with it as soon as reasonably practicable.

          (c) The Company and Duke Capital shall give the Purchase Contract Agent, the Trustee, the Collateral Agent and the Custodial Agent prompt written notice of the appointment of any successor Remarketing Agent and Reset Agent.

          Section 5.  Dealing in the Securities. Each of the Remarketing Agent
                      -------------------------
and the Reset Agent, when acting hereunder or, in the case of the Remarketing Agent, under the Supplemental Remarketing Agreement, or when acting in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold or deal in any of the Senior Notes,

Treasury Units, Corporate Units or any other securities of the Company or Duke Capital. With respect to any Senior Notes, Treasury Units, Corporate Units or any other securities of the Company or Duke Capital owned by it, each of the Remarketing Agent and the Reset Agent may exercise any vote or join in any action with like effect as if it did not act in any capacity hereunder. Each of the Remarketing Agent and the Reset Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company or Duke Capital as freely as if it did not act in any capacity hereunder.

          Section 6.  Registration Statement and Prospectus.  In connection with
                      -------------------------------------
the Initial Remarketing, if and to the extent required in the opinion of counsel (which need not be a formal written opinion) for each of the Remarketing Agent and the Company and Duke Capital by applicable law, regulations or interpretations in effect at the time of such Initial Remarketing, the Company and Duke Capital (i) shall use their reasonable efforts to have a registration statement relating to the Senior Notes effective under the Securities Act of 1933 prior to the third Business Day immediately preceding _____________, 2004,
(ii) if requested by the Remarketing Agent shall furnish a current preliminary prospectus and, if applicable, a current preliminary prospectus supplement to be used by the Remarketing Agent in the Initial Remarketing not later than seven Business Days prior to ____________, 2004 (or such earlier date as the Remarketing Agent may reasonably request) and in such quantities as the Remarketing Agent may reasonably request, and (iii) shall furnish a current final prospectus and, if applicable, a final prospectus supplement to be used by the Remarketing Agent in the Initial Remarketing not later than the third Business Day immediately preceding ____________, 2004 in such quantities as the Remarketing Agent may reasonably request, and shall pay all expenses relating thereto. In the event of a Failed Initial Remarketing and in connection with the Secondary Remarketing, if and to the extent required in the opinion of counsel (which need not be a formal written opinion) for each of the Remarketing Agent and the Company and Duke Capital by applicable law, regulations or interpretations in effect at the time of such Secondary Remarketing, the Company and Duke Capital (i) shall use their reasonable efforts to have a registration statement relating to the Senior Notes effective under the Securities Act of 1933 prior to the third Business Day immediately preceding the Purchase Contract Settlement Date, (ii) if requested by the Remarketing Agent, shall furnish a current preliminary prospectus and, if applicable, a current preliminary prospectus supplement to be used by the Remarketing Agent in the Secondary Remarketing not later than seven Business Days prior to the Purchase Contract Settlement Date (or such earlier date as the Remarketing Agent may reasonably request) and in such quantities as the Remarketing Agent may reasonably request, and (iii) shall furnish a current final prospectus and, if applicable, a final prospectus supplement to be used by the

Remarketing Agent in the Secondary Remarketing not later than the third Business Day immediately preceding the Purchase Contract Settlement Date in such quantities as the Remarketing Agent may reasonably request, and shall pay all expenses relating thereto. The Company and Duke Capital shall also take all such actions as may (upon advice of counsel to each of the Company and Duke Capital and the Remarketing Agent) be necessary or desirable under state securities or blue sky laws in connection with the Initial Remarketing and the Secondary Remarketing.

          Section 7.  Conditions to the Remarketing Agent's Obligations. (a) The
                      -------------------------------------------------
obligations of the Remarketing Agent and the Reset Agent under this Agreement and, in the case of the Remarketing Agent, the Supplemental Remarketing Agreement shall be subject to the terms and conditions of this Agreement and the Supplemental Remarketing Agreement, including, without limitation, the following conditions: (i) the Senior Notes tendered for, or otherwise to be included in the Initial Remarketing or Secondary Remarketing, as the case may be, have not been called for redemption, (ii) the Remarketing Agent is able to find a purchaser or purchasers for tendered Senior Notes (1) in the case of the Initial Remarketing, at a price not less than Minimum Initial Remarketing Price, and (2) in the case of the Secondary Remarketing, at a price not less than 100% of the principal amount thereof, (iii) the Purchase Contract Agent, the Collateral Agent, the Custodial Agent, the Company, Duke Capital and the Trustee shall have performed their respective obligations in connection with the Initial Remarketing and, in the event of a Failed Initial Remarketing, in connection with the Secondary Remarketing, in each case pursuant to the Purchase Contract Agreement, the Pledge Agreement, the Indenture, this Agreement and the Supplemental Remarketing Agreement (including, without limitation, giving the Remarketing Agent notice of the Treasury Portfolio Purchase Price no later than 10:00 a.m., New York City time, on the fourth Business Day prior to ____________, 2004, in the case of the Initial Remarketing, and giving the Remarketing Agent notice of the aggregate principal amount, as the case may be, of Senior Notes to be remarketed, no later than 10:00 a.m., New York City time, on the fourth Business Day prior to the Purchase Contract Settlement Date, in the case of the Secondary Remarketing, and, in each case, concurrently delivering the Senior Notes to be remarketed to the Remarketing Agent), (iv) no Event of Default (as defined in the Indenture) shall have occurred and be continuing, (v) the accuracy of the representations and warranties of the Company and Duke Capital included and incorporated by reference in this Agreement and the Supplemental Remarketing Agreement or in certificates of any officer of the Company, Duke Capital or any of their subsidiaries delivered pursuant to the provisions included or incorporated by reference in this Agreement or the Supplemental Remarketing Agreement, (vi) the performance by the Company and Duke Capital of their covenants and other obligations included and incorporated by reference in this Agreement and the Supplemental Remarketing Agreement, and (vii) the satisfaction of the other conditions set forth and incorporated by reference in this Agreement and the Supplemental Remarketing Agreement.

          (b) If at any time during the term of this Agreement, any Event of Default (as defined in the Indenture) has occurred and is continuing under the Indenture, or the occurrence of an Event of Default is imminent, then the obligations and duties of the Remarketing Agent and the Reset Agent under this Agreement and the Supplemental Remarketing Agreement shall be suspended until such default or imminent condition has been cured or eliminated, as the case may be. The Company and Duke Capital will promptly give the Remarketing Agent notice of all defaults and events referred to above of which the Company or Duke Capital is aware.

          Section 8.  Termination of Remarketing Agreement. This Agreement shall
                      ------------------------------------
terminate as to any Remarketing Agent or Reset Agent which is replaced on the effective date of its replacement pursuant to Section 4(a) hereof or pursuant to
Section 4(b) hereof. Notwithstanding any such termination, the obligations set forth in Section 3 hereof shall survive and remain in full force and effect until all amounts payable under said Section 3 shall have been paid in full. In addition, each former Remarketing Agent and Reset Agent shall be entitled to the rights and benefits under Section 10 of this Agreement notwithstanding the replacement or resignation of such Remarketing Agent or Reset Agent

          Section 9.  Remarketing Agent's Performance; Duty of Care. The duties
                      ---------------------------------------------
and obligations of the Remarketing Agent and the Reset Agent shall be determined solely by the express provisions of this Agreement and, in the case of the Remarketing Agent, the Supplemental Remarketing Agreement. No implied covenants or obligations of or against the Remarketing Agent or the Reset Agent shall be read into this Agreement or the Supplemental Remarketing Agreement. In the absence of bad faith on the part of the Remarketing Agent or the Reset Agent, as the case may be, the Remarketing Agent and the Reset Agent each may conclusively rely upon any document furnished to it which purports to conform to the requirements of this Agreement or the Supplemental Remarketing Agreement, as the case may be, as to the truth of the statements expressed therein. Each of the Remarketing Agent and the Reset Agent shall be protected in acting upon any document or communication reasonably believed by it to be signed, presented or made by the proper party or parties. Neither the Remarketing Agent nor the Reset Agent shall have any obligation to determine whether there is any limitation under applicable law on the Reset Rate on the Senior Notes or, if there is any such limitation, the maximum permissible Reset Rate on the Senior Notes, and they shall rely solely upon written notice from the Company and Duke Capital (which the Company and Duke Capital agree to provide prior to the tenth Business Day before __________, 2004, in the case of the Initial Remarketing, and prior to the tenth Business Day before Purchase Contract Settlement Date, in the case of the Secondary Remarketing) as to whether or not there is any such limitation and, if so, the maximum permissible Reset Rate. Neither the Remarketing Agent nor the Reset Agent shall incur any liability under this Agreement or the Supplemental Remarketing Agreement to any beneficial owner or holder of Senior Notes, or other securities, either in its individual capacity or as Remarketing Agent or Reset Agent, as the case may be, for any action or failure to act in connection with the Remarketing or otherwise in connection with the transactions contemplated by this Agreement or the Supplemental Remarketing Agreement. The provisions of this Section 9 shall survive any termination of this Agreement and shall also continue to apply to every Remarketing Agent and Reset Agent notwithstanding their resignation or removal.

          Section 10.  Indemnification and Contribution. (a) The Company and
                       --------------------------------
Duke Capital, jointly and severally, agrees to indemnify and hold harmless the Remarketing Agent, the Reset Agent and their respective directors, officers, employees, agents, affiliates and each person, if any, who controls the Remarketing Agent or the Reset Agent within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act") (the Remarketing Agent, the Reset Agent and each such person or entity being an "Indemnified Party"), as discussed below, provided that any such indemnification shall be payable only in connection with any loss, claim, damage liability or expense which has been incurred or suffered by the relevant Indemnified Party in connection with the Remarketing Agent or the Reset Agent performing its obligations and responsibilities hereunder and any acts incidental thereto:

               (i) from and against any and all losses, claims, damages, liabilities and expenses whatsoever, joint or several, as incurred, to which such Indemnified Party may become subject under any applicable federal or state law, or otherwise, and related to, arising out of, or based on (A) the failure to have an effective Registration Statement (as defined in the Supplemental Remarketing Agreement) under the 1933 Act relating to the Senior Notes, as the case may be, if required, or the failure to satisfy the prospectus delivery requirements of the 1933 Act because the Company or Duke Capital failed to provide the Remarketing Agent with a Prospectus (as defined in the Supplemental Remarketing Agreement) for delivery, or (B) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto (including any information deemed to be a part of the Registration Statement at the time it became effective pursuant to paragraph (b) of Rule 430A under the 1933 Act, if applicable), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (D) any untrue statement or alleged untrue statement of a material fact contained in any other information (whether oral or written) or documents (including, without limitation, any documents incorporated or deemed to be incorporated by reference in any such information or documents) provided by the Company for use in connection with the remarketing of the Senior Notes or any of the transactions related thereto, or (E) any breach by the Company or Duke Capital of any of the representations, warranties or agreements included or incorporated by reference in this Agreement or the Supplemental Remarketing Agreement, or (F) any failure by the Company or Duke Capital to make or consummate the remarketing of the Senior Notes (including, without limitation, any Failed Initial Remarketing or Failed Secondary Remarketing) or the withdrawal, recession, termination, amendment or extension of the terms of such remarketing, or (G) any failure on the part of the Company or Duke Capital to comply, or any breach by the Company of, any of the provisions included or incorporated by reference in this Agreement, the Supplemental Remarketing Agreement, the Purchase Contract Agreement, the Corporate Units, the Treasury Units, the Pledge Agreement, the Indenture or the Senior Notes (collectively, the "Operative Documents") or (H) the remarketing of the Senior Notes, as the case may be, or any other transaction contemplated by any of the Operative Documents, or the engagement of the Remarketing Agent or the Reset Agent pursuant to, or the performance by the Remarketing Agent or the Reset Agent of the respective services contemplated by, this Agreement or the Supplemental Remarketing Agreement, whether or not the Initial Remarketing or the Secondary Remarketing or the reset of the interest rate on the Senior Notes as contemplated herein actually occur;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever related to, or based on any untrue statement or omission on any alleged untrue statement or omission described in clause (i) above if such settlement is effected with the written consent of the Company and Duke Capital; and

               (iii) against any and all expense whatsoever, reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever related to, based on any untrue statement or omission on any alleged untrue statement or omission described in clause (i) above, to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, however, that the Company and Duke Capital shall not be liable under clause (i) with respect to any claim made against any Indemnified Party or Parties unless the Company and Duke Capital shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Company and Duke Capital shall not relieve it from any liability which it may have otherwise than on account of this Section 10. The Company and Duke Capital shall be entitled to participate at their own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense shall be conducted by counsel chosen by it and approved by the Indemnified Party or Parties or, defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Indemnified Party shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Company and Duke Capital and such Indemnified Party shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Company and Duke Capital and such Indemnified Party shall have been advised by such counsel that a conflict of interest between the Company and Duke Capital and such Indemnified Party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the Indemnified Party (it being understood, however, that the Company and Duke Capital shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Indemnified Parties).

          (b) The Remarketing Agent agrees that it will indemnify and hold harmless the Company and Duke Capital, their directors and each of the officers of the Company and Duke Capital who signed the respective Registration Statements and each Person, if any, who controls the Company and Duke Capital within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in the Registration Statements (or any amendment thereto) or any Preliminary Prospectus, such prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company and Duke Capital by the Remarketing Agent expressly for use in the Registration Statements (or any amendment thereto), such Preliminary Prospectus, such prospectus or the Prospectus (or any amendment or supplement thereto). In case any action shall be brought against the Company and Duke Capital or any Person so indemnified based on the Registration Statements (or any amendment thereto) or such Preliminary Prospectus, such prospectus or the Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against the Remarketing Agent, shall have the rights and duties given to the Company and Duke Capital, and the Company and Duke Capital and each Person so indemnified shall have the rights and duties given to the Indemnified Parties, by the provisions of subsection (a) of this Section.

          (c) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Duke Capital on the one hand and the Remarketing Agent on the other from the Remarketing offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Duke Capital on the one hand and the Remarketing Agent on the other in connection with the statements or omissions which resulted in such losses, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equity considerations. The relative benefits received by the Company and Duke Capital on the one hand and the Remarketing Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the remarketing (before deducting expenses) received by Duke Capital bear to the total compensation received by the Remarketing Agent in respect of the Remarketing. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Duke Capital on the one hand or the Remarketing Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Duke Capital and the Remarketing Agent agree that it would not be just and equitable if contributions pursuant to this section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this section. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the aggregate stated amount of the Senior Notes which were remarketed exceeds the amount of any damages which the Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) Anything herein or in the Supplemental Remarketing Agreement to the contrary notwithstanding, the provisions of this Section 10, and the rights of the Remarketing Agent, the Reset Agent and the other Indemnified Parties hereunder, shall be in addition to, and not in limitation of, any rights or benefits (including, without limitation, rights to indemnification or contribution) which the Remarketing Agent, the Reset Agent or any other Indemnified Party may have under any other instrument or agreement.

          Section 11. Governing Law.  This Agreement shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

          Section 12.  Term of Agreement.  (a)  Unless otherwise terminated in
                       -----------------
accordance with the provisions hereof and except as otherwise provided herein, this Agreement shall remain in full force and effect from the date hereof until the first day thereafter on which no Senior Notes are outstanding, or, if earlier, the Business Day immediately following ___________, 2004, in the case of a Successful Initial Remarketing, or the Business Day immediately following the Purchase Contract Settlement Date, in the case of a Successful Secondary Remarketing. Anything herein to the contrary notwithstanding, the provisions of the last sentence of Section 8 hereof and the provisions of Sections 3, 9, 10 and 12(b) hereof shall survive any termination of this Agreement and remain in full force and effect.

          (b) All representations and warranties included or incorporated by reference in this Agreement, or the Supplemental Remarketing Agreement, or contained in certificates of officers of the Company or Duke Capital submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Remarketing Agent, the Reset Agent or any of their controlling persons, or by or on behalf of the Company, Duke Capital or the Purchase Contract Agent, and shall survive the remarketing of the Senior Notes.

          Section 13.  Successors and Assigns.  The rights and obligations of
                       ----------------------
the Company, Duke Capital and the Purchase Contract Agent (both in its capacity as Purchase Contract Agent and as attorney-in-fact) hereunder may not be assigned or delegated to any other person without the prior written consent of the Remarketing Agent and the Reset Agent, except, with respect to the Purchase Contract Agent, in connection with the appointment of a successor thereto pursuant to the Purchase Contract Agreement. The rights and obligations of the Remarketing Agent and the Reset Agent hereunder may not be assigned or delegated to any other person without the prior written consent of the Company and Duke Capital, except that the Remarketing Agent shall have the right to appoint additional remarketing agents as provided herein. This Agreement shall inure to the benefit of and be binding upon the Company, Duke Capital, the Purchase Contract Agent, the Remarketing Agent and the Reset Agent and their respective successors and assigns and the other Indemnified Parties (as defined in Section 10 hereof) and the successors, assigns, heirs and legal representatives of the Indemnified Parties. The terms "successors" and "assigns" shall not include any purchaser of Securities or Senior Notes merely because of such purchase.

          Section 14.  Headings.  Section headings have been inserted in this
                       --------
Agreement and the Supplemental Remarketing Agreement as a matter of convenience of reference only, and it is agreed that such section headings are not a part of this Agreement or the Supplemental Remarketing Agreement and will not be used in the interpretation of any provision of this Agreement or the Supplemental Remarketing Agreement.

          Section 15.  Severability. If any provision of this Agreement or
                       ------------
the Supplemental Remarketing Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provisions of any constitution, statute, rule or public policy or for any other reason, then, to the extent permitted by law, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstances or jurisdiction, or of rendering any other provision or provisions of this Agreement or the Supplemental Remarketing Agreement, as the case may be, invalid, inoperative or unenforceable to any extent whatsoever.

          Section 16.  Counterparts. This Agreement and the Supplemental
                       ------------
Remarketing Agreement may be executed in counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

          Section 17. Amendments. This Agreement and the Supplemental
                      ----------
Remarketing Agreement may be amended by any instrument in writing signed by the parties hereto. The Company, Duke Capital and the Purchase Contract Agent agree that they will not enter into, cause or permit any amendment or modification of the Purchase Contract Agreement, the Third Supplemental Indenture, the Pledge Agreement, the Senior Notes, the Equity Units or any other instruments or agreements relating to the Senior Notes or the Equity Units which would materially and adversely affect the rights, duties or obligations of the Remarketing Agent or the Reset Agent without the prior written consent of the Remarketing Agent or the Reset Agent, as the case may be.

          Section 18. Notices. Unless otherwise specified, any notices,
                      -------
requests, consents or other communications given or made hereunder or pursuant hereto shall be made in writing or transmitted by any standard form of telecommunication, including telephone or telecopy, and confirmed in writing. All written notices and confirmations of notices by telecommunication shall be deemed to have been validly given or made when delivered or mailed, registered or certified mail, return receipt requested and postage prepaid. All such notices, requests, consents or other communications shall be addressed as follows: if to the Company or Duke Capital, to Duke Energy Corporation, 526 South Church Street, Charlotte,

North Carolina 28202, Attention: Chief Financial Officer, with a copy to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, NY 10019, Attention: John Spuches; if to the Remarketing Agent or Reset Agent, to Morgan Stanley, 1585 Broadway, New York, NY 10036, Attention: _________, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036,
Attention: John W. Osborn; and if to the Purchase Contract Agent, to The Chase Manhattan Bank, 450 West 33rd Street, New York, NY 10001, Attention:
Institutional Trust Services, or to such other address as any of the above shall specify to the other in writing.

          Section 19.  Information. The Company and Duke Capital agree to
                       -----------
furnish the Remarketing Agent and the Reset Agent with such information and documents as the Remarketing Agent or the Reset Agent may reasonably request in connection with the transactions contemplated by this Remarketing Agreement and the Supplemental Remarketing Agreement, and make reasonably available to the Remarketing Agent, the Reset Agent and any accountant, attorney or other advisor retained by the Remarketing Agent or the Reset Agent such information that parties would customarily require in connection with a due diligence investigation conducted in accordance with applicable securities laws and cause the Company's and Duke Capital's officers, directors, employees and accountants to participate in all such discussions and to supply all such information reasonably requested by any such person in connection with such investigation.

          IN WITNESS WHEREOF, each of the Company, Duke Capital, the Purchase Contract Agent and the Remarketing Agent has caused this Agreement to be executed in its name and on its behalf by one of its duly authorized signatories as of the date first above written.


                                    DUKE ENERGY CORPORATION



                                    By: _____________________________
                                        Name:
                                        Title:


                                    DUKE CAPITAL CORPORATION



                                    By: _____________________________
                                        Name:
                                        Title:

CONFIRMED AND ACCEPTED:


MORGAN STANLEY & CO.
INCORPORATED


By: ______________________________
      Authorized Signatory


THE CHASE MANHATTAN BANK
not individually but solely as Purchase Contract
Agent and as attorney-in-fact for the holders of the Purchase Contracts


By :______________________________
     Name:
     Title:

                                                                    Exhibit A to
                                                           Remarketing Agreement
                                                           ---------------------


                  Form of Supplemental Remarketing Agreement

     Supplemental Remarketing Agreement dated _____________, ____ among Duke Energy Corporation, a North Carolina corporation (the "Company"), Duke Capital Corporation, a Delaware corporation and wholly owned subsidiary of the Company ("Duke Capital"), Morgan Stanley & Co. Incorporated (the "Remarketing Agent"), and The Chase Manhattan Bank, as Purchase Contract Agent and attorney-in-fact for the Holders of the Purchase Contracts (as such terms are defined in the Purchase Contract Agreement referred to in Schedule I hereto)

     NOW, THEREFORE, for and in consideration of the covenants herein made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.   Capitalized terms used and not defined in this
          -----------
Agreement shall have the meanings assigned to them in the Remarketing Agreement dated as of March __, 2001 (the "Remarketing Agreement") among the Company, Duke Capital, the Purchase Contract Agent and Morgan Stanley & Co. Incorporated or, if not defined in the Remarketing Agreement, the meanings assigned to them in the Purchase Contract Agreement (as defined in Schedule I hereto).

     2.   Registration Statement and Prospectus.    Duke Capital has filed with
          -------------------------------------
the Securities and Exchange Commission, and there has become effective, a registration statement on Form S-3, including a prospectus, relating to the Securities (as such term is defined on Schedule I hereto). Such Registration Statement, as amended, and including the information deemed to be a part thereof pursuant to Rule 430A under the Securities Act of 1933, as amended (the "1933 Act"), and the documents incorporated or deemed to be incorporated by reference therein, are hereinafter called, collectively, the "Registration Statement"; the related preliminary prospectus dated March 2, 2001, including the documents incorporated or deemed to be incorporated by reference therein, [and preliminary prospectus supplemented dated __________] are hereinafter called, [collectively] the "preliminary prospectus";] and the related prospectus dated ______________, including the documents incorporated or deemed to be incorporated by reference therein, [and prospectus supplement dated _______________] are hereinafter called, [collectively,] the "Prospectus." The Company and Duke Capital have provided copies of the Registration Statement

[, the preliminary prospectus] and the Prospectus to the Remarketing Agent, and hereby consents to the use of the [preliminary prospectus] and the Prospectus in connection with the remarketing of the Securities. [In the event that a Registration Statement is not required, insert the following: The Company and Duke Capital have provided to the Remarketing Agent, for use in connection with remarketing of the Securities (as such term is defined on Schedule I hereto), a [preliminary remarketing memorandum and] remarketing memorandum and [describe other materials, if any]. Such remarketing memorandum (including the documents incorporated or deemed to be incorporated by reference therein, [and] [describe other materials] are hereinafter called, collectively, the "Prospectus," [and such preliminary marketing memorandum (including the documents incorporated or deemed to be incorporated by reference therein) is hereinafter called a "preliminary prospectus")]. The Company and Duke Capital hereby consent to the use of the Prospectus [and the preliminary prospectus] in connection with the remarketing of the Securities]. All references in this Agreement to amendments or supplements to the Registration Statement [, the preliminary prospectus] or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated or deemed to be incorporated by reference in the Registration Statement [, the preliminary prospectus] or the Prospectus, as the case may be.

     3.   Provisions Incorporated by Reference.
          ------------------------------------

          (a) Subject to Section 3(b) hereof, the provisions of the Underwriting Agreement (other than Section 1, Section 3, Section 4, Section 5,
Section 8 and Section 9 thereof) are incorporated herein by reference, mutatis mutandis, and the Company and Duke Capital hereby make the representations and warranties, and agrees to comply with the covenants and obligations, set forth in the provisions of the Underwriting Agreement incorporated by reference herein, as modified by the provisions of Section 3(b) hereof.

          (b) With respect to the provisions of the Underwriting Agreement incorporated herein, for the purposes hereof, (i) all references therein to the "Underwriter" or "Underwriters" shall be deemed to refer to the Remarketing Agent and all references to the "Representative" or the "Representatives" shall be deemed to refer to Morgan Stanley & Co. Incorporated ("Morgan Stanley"); (ii) all references therein to the "Units" or "Firm Units" shall be deemed to refer to the Securities as defined herein; (iii) all references therein to the "Time of Delivery" shall be deemed to refer to the Remarketing Closing Date specified in Schedule I hereto; (iv) all references therein to the "Registration Statement", the "Preliminary Prospectus" or the "final prospectus" shall be deemed to refer to the Registration Statement[, the preliminary prospectus] and the Prospectus, respectively, as defined herein;
(v) all references therein to this "Agreement," the "Underwriting Agreement," "hereof," "herein" and all references of similar import, shall be deemed to mean and refer to this Supplemental Remarketing Agreement; (vi) all references therein to "the date hereof," "the date of this Agreement" and all similar references shall be deemed to refer to the date of this Supplemental Remarketing Agreement; (vii) all references therein to any "settlement date" shall be disregarded; and (viii) [other changes].]

     4.   Remarketing.     Subject to the terms and conditions and in reliance
          -----------
upon the representations and warranties herein set forth or incorporated by reference herein and in the Remarketing Agreement, the Remarketing Agent agrees to use its reasonable efforts to remarket, in the manner set forth in Section 2(b) of the Remarketing Agreement, the aggregate principal amount, as the case may be, of Securities set forth in Schedule I hereto at a purchase price not less than 100% of the [Minimum Initial Remarketing Price] [aggregate principal amount of the Securities]. In connection therewith, the registered holder or holders thereof agree, in the manner specified in Section 5 hereof, to pay to the Remarketing Agent a Remarketing Fee equal to an amount not exceeding 25 basis points (0.25%) of [the Minimum Initial Remarketing Price] [such aggregate principal amount,] payable by deduction from any amount received in connection from such [Initial][Secondary] Remarketing in excess of the [Minimum Initial Remarketing Price] [aggregate principal amount of the Securities]. Pursuant to the Third Supplemental Indenture, right of each holder of Securities to have Securities tendered for purchase shall be limited to the extent set forth in the last sentence of Section 2(b) of the Remarketing Agreement (which is incorporated by reference herein). As more fully provided in Section 2(c) of the Remarketing Agreement (which is incorporated by reference herein), the Remarketing Agent is not obligated to purchase any Securities in the remarketing or otherwise, and neither the Company nor the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of Securities for remarketing.

     5.   Delivery and Payment.    Delivery of payment for the remarketed
          --------------------
Securities by the purchasers thereof identified by the Remarketing Agent and payment of the Remarketing Fee shall be made on the Remarketing Closing Date at the location and time specified in Schedule I hereto (or such later date not later than five Business Days after such date as the Remarketing Agent shall designate), which date and time may be postponed by agreement between the Remarketing Agent and the Company and Duke Capital. Delivery of the remarketed Securities and payment of the Remarketing Fee shall be made to the Remarketing Agent against payment by the respective purchasers of the remarketed Securities of the consideration therefor as specified herein, which consideration shall be paid to the Collateral Agent for the account of the persons entitled thereto by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in immediately available funds or in immediately available funds by wire transfer to an account or accounts designated by the Collateral Agent.

     If the Securities are not represented by a Global Security held by or on behalf of The Depository Trust Company, certificates for the Securities shall be registered in such names and denominations as the Remarketing Agent may request not less than one full Business Day in advance of the Remarketing Closing Date, and the Company, Duke Capital, the Collateral Agent and the registered holder or holders thereof agree to have such certificates available for inspection, packaging and checking by the Remarketing Agent in New York, New York not later than 1:00 p.m. on the Business Day prior to the Remarketing Closing Date.

     6.   Notices.     Unless otherwise specified, any notices, requests,
          -------
consents or other communications given or made hereunder or pursuant hereto shall be made in writing or transmitted by any standard form of telecommunication, including telephone or telecopy, and confirmed in writing. All written notices and confirmations of notices by telecommunication shall be deemed to have been validly given or made when delivered or mailed, by registered or certified mail, return receipt requested and postage prepaid. All such notices, requests, consents or other communications shall be addressed as follows: if to the Company or Duke Capital, to 526 South Church Street, Charlotte, North Carolina 28202, Attention: Chief Financial Officer, with a copy to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, NY 10019,
Attention: John Spuches; if to the Remarketing Agent, to Morgan Stanley & Co. Incorporated, at 1585 Broadway, New York, NY 10036, Attention: __________; with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036, Attention: John W. Osborn; and if to the Purchase Contract Agent, to The Chase Manhattan Bank, 450 West 33rd Street, New York, NY 10001, Attention:
Institutional Trust Services, or to such other address as any of the above shall specify to the other in writing.

     7.   Conditions to Obligations of Remarketing Agent.  Anything herein to
          ----------------------------------------------
the contrary notwithstanding, the parties hereto agree that the obligations of the Remarketing Agent under this Agreement and the Remarketing Agreement are subject to the satisfaction of the conditions set forth in Section 7 of the Remarketing Agreement (which are incorporated herein by reference), and to the satisfaction, on the Remarketing Closing Date, of the conditions incorporated by reference herein from Section 7 of the Underwriting Agreement as modified by Section 3(b) hereof (including, without limitation, the delivery of opinions of counsel, officers' certificates and accountants' comfort letters as reasonably requested by the Remarketing Agent and in form and substance reasonably satisfactory to the Remarketing Agent, the accuracy as of the Remarketing Closing Date of the representations and warranties of the Company and Duke Capital included and incorporated by reference herein and the performance by the Company and Duke Capital of their obligations under the Remarketing Agreement and this Agreement as and when required hereby and thereby). In addition, anything herein or in the Remarketing Agreement to the contrary notwithstanding, the Remarketing Agreement and this Agreement may be terminated by the Remarketing Agent, by notice to the Company and Duke Capital at any time prior to the time of settlement on the Remarketing Closing Date, if any of the events or conditions set forth in
Section 7(h) of the Underwriting Agreement, as modified by Section 3(b) hereof, shall have occurred or shall exist.

     8.   Indemnity and Contribution.  Anything herein to the contrary
          --------------------------
notwithstanding, the Remarketing Agent shall be entitled to indemnity and contribution on the terms and conditions set forth in the Remarketing Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Remarketing Agent.


                                          Very truly yours,

                                          DUKE ENERGY CORPORATION


                                          By: __________________________________
                                              Name:
                                              Title:


                                          DUKE CAPITAL CORPORATION


                                          By: __________________________________
                                              Name:
                                              Title:

CONFIRMED AND ACCEPTED:
MORGAN STANLEY & CO. INCORPORATED

By: __________________________
      Authorized Signatory

[Add other Remarketing Agents, if any]


THE CHASE MANHATTAN BANK
not individually but solely as Purchase Contract
Agent and as attorney-in-fact for the holders of the Purchase Contracts

By :__________________________
   Name:
   Title:

                                  SCHEDULE I


Securities subject to the remarketing: ___% Senior Notes due 2006 of Duke Capital (the "Securities").

Purchase Contract Agreement, dated as of March __, 2001
     (the "Purchase Contract Agreement") by and between Duke Energy Corporation, a North Carolina corporation, and The Chase Manhattan Bank, a New York banking corporation.

Pledge Agreement dated as of March __, 2001 (the "Pledge Agreement") by and between Duke Energy Corporation, a North Carolina corporation, Bank One Trust Company, N.A., a national banking association, and The Chase Manhattan Bank.

Indenture dated as of April 1, 1998 (the "Senior Indenture") by and between Duke
     Capital Corporation, a Delaware corporation, and The Chase Manhattan Bank, a New York banking corporation, as trustee.

Third Supplemental Indenture, dated as of March __, 2001
     (the "Third Supplemental Indenture" and, together with the Senior Indenture, the "Indenture") by and between Duke Capital Corporation, a Delaware corporation, and The Chase Manhattan Bank, a New York banking corporation, as trustee.

[Minimum Initial Remarketing Price]
[Aggregate Principal Amount of Securities:  $ ____________]

Underwriting Agreement, dated March __, 2001 (the "Underwriting Agreement") among Duke Energy Corporation, Duke Capital Corporation, Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America Securities LLC, Credit Suisse First Boston Corporation and J. P. Morgan Securities Inc.

Remarketing Closing Date, Time and Location: